Goodwill	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about goodwill [Abstract]
Goodwill	Goodwill
Goodwill acquired through business combinations has been allocated to groups of CGUs that are expected to benefit from the synergies of the acquisitions. Goodwill by segments is as follows:

As at Dec. 31	2024	2023
Hydro	258	258
Wind and Solar	178	176
Gas (Note 4)	51	—
Energy Marketing	30	30
Total goodwill	517	464
Addition to goodwill in the Gas segment in 2024 represents the excess of the purchase price over the estimated fair value of the net assets acquired in the business acquisition of Heartland. Refer to Note 4 for more details.
For the purposes of the 2024 goodwill impairment review, the Company determined the recoverable amounts of the Wind and Solar segment by calculating the fair value less costs of disposal using discounted cash flow projections. In 2024, the Company relied on the recoverable amounts determined in 2022 for the Hydro and Energy Marketing segments in performing the 2024 goodwill impairment review. The recoverable amounts are based on the Company's long-range forecasts for the periods extending to the last planned asset retirement in 2072. The resulting fair value measurements are categorized within Level III of the fair value hierarchy. No impairment of goodwill arose for any segment.
The significant assumptions impacting the determination of fair value for the Wind and Solar segment, with a high degree of subjectivity, are the following:
• Forecasts of sales prices for each facility are determined by taking into consideration contract prices for facilities subject to long- or short-term contracts, forward price curves for merchant plants and regional supply-demand balances. Where forward price curves are not available for the duration of the facility’s useful life, prices are determined by extrapolation techniques using historical industry and Company-specific data. Merchant electricity prices used in Wind and Solar models ranged between $40 to $225 per MWh during the forecast period (2023 — $35 to $238 per MWh).
•Discount rates used ranged from 6.4 per cent to 7.3 per cent (2023 — 6.4 per cent to 7.5 per cent). A 0.5 per cent increase in the discount rate would not impact the results of the impairments tests performed.
•The White Rock and the Horizon Hill wind facilities are subject to location-specific price basis, sourced from third-party analysis. This analysis is based on models of the transmission system, including assumptions around potential system upgrades as well as forecasted generation and load in the area.